UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
(Address of principal executive offices) (Zip code)

Scott L. Barbee
6862 Elm Street, Suite 830, McLean, VA 22101
(Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2014

Date of reporting period:  June 30, 2014

Item 1. Reports to Stockholders.

AEGIS High Yield Fund Class A (AHYAX) Class I (AHYFX) AEGIS Value Fund Class A (AVFAX) Class I (AVALX)
SEMI-ANNUAL REPORT June 30, 2014

Shareholders’ Letter

August 8, 2014

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis High Yield Fund and the Aegis Value Fund Semi-Annual Report for the six months ended June 30, 2014.

If at any time you would like further information about the Funds, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Funds’ performance record. We will briefly review the objectives and strategy of the Funds.

The Aegis High Yield Fund seeks maximum total return with an emphasis on high current income. The Fund attempts to earn consistent total returns that exceed its benchmark index over periods of three to five years, while striving for below-average risk compared to its peers. We use in-depth fundamental analysis of issuers to identify bonds and build a portfolio with the potential for capital appreciation due to improved company performance, ratings upgrades, or better industry conditions. We seek situations where Wall Street’s appraisal of a security’s value is more negative than we have determined based upon an independent study of the fundamentals. The bonds purchased for the portfolio are not necessarily the highest-yielding issues in the market. Our goal is to maximize risk-adjusted long-term total return.

The Aegis Value Fund seeks to achieve long-term, capital appreciation. Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth. We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit. We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to- future cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market. We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

Aegis High Yield Fund	One Year	Three Years	Five Years	Ten Years	Since I Shares Inception	Since A Shares Inception
Class I shares - at NAV (Inception 1/2/04)	11.31%	5.44%	11.87%	8.07%	7.70%	N/A%
Class A shares - at NAV (Inception 8/24/12)	10.83%	N/A	N/A	N/A	N/A	9.09%
Class A shares - With 3.75% Load	6.68%	N/A	N/A	N/A	N/A	6.88%
Barclays Capital High Yield Index	11.73%	9.48%	13.98%	9.05%	8.74%	9.84%

Aegis Value Fund	One Year	Three Years	Five Years	Ten Years	Since I Shares Inception	Since A Shares Inception
Class I shares - at NAV (Inception 5/15/98)	14.78%	16.00%	26.89%	9.26%	12.07%	N/A%
Class A shares - at NAV (Inception 2/26/14)	N/A	N/A	N/A	N/A	N/A	2.77%
Class A shares - With 3.75% Load	N/A	N/A	N/A	N/A	N/A	-1.08%
Russell 2000 Value Index	22.54%	14.65%	19.88%	8.24%	8.45%	4.40%
S&P 500 Index	24.61%	16.58%	18.83%	7.78%	5.52%	6.96%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please call 800-528-3780 to obtain performance data current to the most recent month-end. The Aegis High Yield Fund imposes a 2% redemption fee on shares held for less than 180 days. Performance data does not reflect the redemption fee, which would have reduced the total return. Performance data for the AHYAX shares of the Aegis High Yield Fund and AVFAX of the Aegis Value Fund reflects the Class A maximum sales charge of 3.75%. Performance data shown for the Class A-at NAV does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. The Aegis High Yield Fund Class I and Class A have an annualized gross expense ratio of 1.32% and 1.57%, respectively per the Fund’s most recent Prospectus. The Aegis High Yield Fund Class I and Class A’s net annualized expense ratio, after fee waivers, is 1.20%, and 1.45%, respectively. The Advisor has contractually agreed to waive fees for both funds through 4/30/2015. The Aegis Value Fund Class I and Class A have an annualized gross expense ratio of 1.38% and 1.63%, respectively per the Fund’s most recent Prospectus. The Aegis Value Fund Class I and Class A’s net annualized expense ratio, after fee waivers, is 1.50%, and 1.75%, respectively.

Aegis High Yield Fund	Class I	Class A

Net Assets	$68.3 Million	$12.0 Million
NAV / Share	$8.93	$8.90
Net Expense Ratio (inclusive of Management & 12b-1 Fee)*	1.20%	1.45%
Gross Expense Ratio*	1.32%	1.57%
Management Fee	0.90%	0.90%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee (<180 Days)	2.00%	2.00%
30-Day SEC Yield- Subsidized**	8.07%	7.51%
30-Day SEC Yield- Unsubsidized**	8.00%	7.45%
Income & capital gain distributions	$0.3798	$0.3695

*	As reported in the Funds’ Prospectus dated April 30, 2014.
**	As of June 30, 2014.

	Aegis High	Barclays Capital
	Yield Fund	High Yield Index

Weighted Average Maturity (years)	3.7	6.6
Adjusted Duration (including cash)	2.2	4.0

The adjusted duration of the Aegis High Yield Fund portfolio (excluding Fund holdings of equity securities) was estimated at 2.2 years, compared to a reported 4.0 years for the Barclays Capital High Yield Index. Duration is a measure of the sensitivity of a portfolio’s value to changes in interest rates. Generally, a shorter duration makes portfolio returns less sensitive to the risk of rising interest rates.

For the first six months ended June 30, 2014, the Aegis High Yield Fund posted a total return of 5.28 percent and 5.17 percent return for the Class I and A shares, respectively, versus a total return of 5.46 percent for its benchmark, the Barclays Capital High Yield Index (“the Index”). Top contributors to Fund performance include bond positions in Thompson Creek Metals Co., Alliance One Intl. and OSA Goliath. Poor performance in holdings of Cal Dive International Convertible Bonds and Exide Technologies Bonds muted Fund returns.

Aegis Value Fund	Class I	Class A

Net Assets	$265.4 Million	$0.1 Million
NAV / Share	$21.89	$21.88
Gross Expense Ratio*	1.38%	1.63%
Management Fee	1.20%	1.20%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee (<180 Days)	0.00%	0.00%
Income & capital gain distributions	$0.0000	$0.0000

*	As reported in the Funds’ Prospectus dated April 30, 2014.

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through June 30, 2014, the Fund has posted a cumulative gain of 527.79%, compared to a cumulative gain of 270.08% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 212.23%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 138.01%.

From inception of the Aegis Value Fund’s Class A shares on February 26, 2014 through June 30, 2014, the Fund has posted a cumulative gain of 2.77% at net asset value, compared to a cumulative gain of 4.40% in our primary small-cap benchmark, the Russell 2000 Value Index. During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 1.48%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 6.96%.

For the six month period ended June 30, 2014, the Fund gained 2.87%, underperforming the Russell 2000 Value Index, which increased 4.20%. The Fund’s gains were driven by strong returns in Patterson UTI Energy, WPX Energy, Comstock Resources and Stone Energy. Gold miners Dalradian Resources and Lake Shore Gold along with Sypris Solutions, an outsourced manufacturing and engineering services provider, were also positive contributors. Offsetting gainers were notable price declines in shares of Tecumseh Products, Cal Dive International and Alliance One International, which impacted Fund performance relative to the Russell 2000 Value Index. The Russell 2000 Index gained 3.19% while the S&P 500 Index gained 7.14% over the same period.

A more in-depth review of the Funds’ performance, outlook and general market commentary can be found in the Second Quarter 2014 Manager’s Letter. For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com or by calling us at 800-528-3780. However, please be aware that these manager’s letters are not a part of the SEC-mandated Semi-Annual Report contained in this booklet. We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors. This presentation does not constitute a solicitation or offer to purchase or sell any securities. Its use in connection with any offering of Fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk. Principal loss is possible. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility. Value stocks may fall out of favor with investors and underperform growth stocks during given periods. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Basis Point: One 100th of one percent.

Barclays Capital High Yield Index: An index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health. Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security. Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

About Your Fund’s Expenses
June 30, 2014
(Unaudited)

Important Note

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees (Class A only) and other Fund expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 3.75% when you invest. Class I shares of the Funds charge no sales load.

     This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2014 – June 30, 2014 for the Aegis High Yield Fund Class I and Class A and the Aegis Value Fund Class I. The example for the Aegis Value Fund Class A is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 26, 2014 – June 30, 2014.

Actual expenses

     The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

     The below table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

		Actual		Hypothetical (5% annual return before expenses)
	Beginning Account Value 1/1/14(6)	Ending Account Value(1) 6/30/14	Expenses Paid During Period	Ending Account Value(1) 6/30/14	Expenses Paid During Period
Aegis High Yield Fund – Class A	$1,000.00	$1,051.70	$7.38(2)	$1,024.79	$7.28(2)
Aegis High Yield Fund – Class I	$1,000.00	$1,052.80	$6.11(3)	$1,024.79	$6.02(3)
Aegis Value Fund –Class A	$1,000.00	$1,027.70	$6.06(4)	$1,017.12	$6.03(4)
Aegis Value Fund –Class I	$1,000.00	$1,028.70	$7.18(5)	$1,024.79	$7.16(5)

(1)
The actual ending account value is based on the actual total return of the Fund for the period January 1, 2014 to June 30, 2014 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.45%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2014 – 6/30/2014).

(3)	Expenses are equal to the Fund’s annualized expense ratio (1.20%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2014 – 6/30/2014).

(4)	Expenses are equal to the Fund’s annualized expense ratio (1.75%) multiplied by the average account value over the period, multiplied by 125/365 (to reflect the period between 2/26/2014 – 6/30/2014).

(5)	Expenses are equal to the Fund’s annualized expense ratio (1.43%) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period between 1/1/2014 – 6/30/2014).

(6)	Aegis Value Fund - Class A commenced operations on February 26, 2014.

Please see performance data disclosure on page 1

     You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Key Statistics (Unaudited)

Result of a $10,000 Investment Aegis High Yield Fund – Class A (assumes investment made on August 24, 2012)

Result of a $10,000 Investment Aegis High Yield Fund – Class I (assumes investment made on June 30, 2004)

Result of a $10,000 Investment in Aegis Value Fund – Class A (assumes investment made on February 26, 2014)

Result of a $10,000 Investment in Aegis Value Fund – Class I (assumes investment made on June 30, 2004)

Average Annual Total Returns (Unaudited) As of June 30, 2014

Aegis High Yield Fund

	Class A (No Sales Charge)	Class A (With Sales Charge)*	Barclays Capital High Yield Index
Three months	1.85%	-1.97%	2.41%
Six months	5.17%	1.27%	5.46%
Nine months	6.32%	2.31%	9.24%
Trailing 1 Year	10.83%	6.68%	11.73%
Average annual since inception (August 24, 2012)	9.09%	6.88%	9.84%

	Class I	Barclays Capital High Yield Index
Trailing 1 Year	11.31%	11.73%
Trailing 3 Year	5.44%	9.48%
Trailing 5 Year	11.87%	13.98%
Trailing 10 Year	8.07%	9.05%

Aegis Value Fund

	Class A (No Sales Charge)	Class A (With Sales Charge)*	Russell 2000 Value Index
One month	6.37%	2.39%	4.42%
Three months	4.34%	0.41%	2.38%
Cumulative since inception (February 26, 2014)	2.77%	-1.08%	4.40%

	Class I	Russell 2000 Yield Index
Trailing 1 Year	14.78%	22.54%
Trailing 3 Year	16.00%	14.65%
Trailing 5 Year	26.89%	19.88%
Trailing 10 Year	9.26%	8.24%

*          With sales charge returns reflect the deduction of the current maximum initial sales charge of 3.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges.

Returns on both Classes of the Aegis High Yield Fund, Aegis Value Fund, the Barclays Capital High Yield Index and the Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of April 30, 2014, the effective date of the most recent prospectus, the gross expense ratio for the Aegis High Yield Fund Class A was 1.57% and for Class I was 1.32%, the gross expense ratio for the Aegis Value Fund Class A was 1.63% and for Class I was 1.38%.

Portfolio Characteristics
June 30, 2014
(Unaudited)

Aegis High Yield Fund

Industry Breakdown

	% of the Fund’s Net Assets
Bank Loans		5.3%
Apparel & Textile Products	4.1%
Auto Parts & Equipment	1.2%
Common Stock		4.3%
Media	0.9%
Mining	2.2%
Oil Companies - Exploration & Production	0.3%
Real Estate Investment Trusts	0.6%
Transportation	0.3%
Convertible Bond		12.2%
Diversified Financial Services	3.3%
Mining	1.5%
Oil & Gas Services	5.0%
Oil Companies - Exploration & Production	2.4%
Corporate Bond		67.6%
Agriculture	6.6%
Auto Parts & Equipment	2.5%
Biotechnology	3.7%
Consumer Services	2.6%
Diversified Financial Services	4.3%
Engineering & Construction	0.0%
Food & Beverage	2.5%
Information Technology	2.6%
Machinery - Diversified	2.5%
Manufactured Goods	3.4%
Mining	3.7%
Oil & Gas Drilling	6.7%
Oil & Gas Services	4.1%
Oil Companies - Exploration & Production	9.2%
Paper Products	3.3%
Restaurants	5.3%
Transportation	4.6%
Preferred Stock		3.5%
Oil Companies - Exploration & Production	3.5%
Other Assets & Liabilities		7.1%
Net Assets		100.0%

Portfolio Characteristics – (continued)
June 30, 2014
(Unaudited)

Credit Quality – % of Corporate Bonds
B	35.3%
CCC	17.0%
Below CCC or Unrated	47.7%
100.0%
Maturity (Or Most Likely Call) – % of Corporate Bonds
Less than 1 year	9.2%
1 – 3 years	50.7%
4 – 6 years	31.1%
7 – 10 years	9.0%
100.0%

Portfolio Characteristics
June 30, 2014
(Unaudited)

Aegis Value Fund

Industry Breakdown

	% of the Fund’s Net Assets
Common Stock		93.3%
Aerospace & Defense	1.9%
Airlines	1.6%
Auto Components	1.0%
Capital Markets	0.3%
Commercial Banks	0.0%
Commercial Services & Supplies	0.2%
Construction & Engineering	0.3%
Diversified Financial Services	0.9%
Electronic Equipment, Instruments & Components	3.0%
Energy Equipment & Services	10.8%
Food Products	0.9%
Hotels, Restaurants & Leisure	3.7%
Household Durables	1.9%
Independent Power Producers & Energy Traders	0.6%
Insurance	4.8%
IT Services	0.1%
Machinery	5.4%
Marine	0.2%
Media	0.1%
Metals & Mining	17.2%
Multiline Retail	0.7%
Oil, Gas & Consumable Fuels	14.2%
Paper & Forest Products	6.2%
Real Estate Investment Trusts (REIT)	3.1%
Real Estate Management & Development	1.1%
Semiconductor & Semiconductor Equipment	3.7%
Specialty Retail	0.2%
Textiles, Apparel & Luxury Goods	2.2%
Thrifts & Mortgage Finance	0.1%
Tobacco	3.8%
Trading Companies & Distributors	3.1%
Warrants		1.5%
Oil, Gas & Consumable Fuels	0.0%
Metals & Mining	0.1%
Insurance	1.4%
Other Assets in Excess of Liabiliies		5.2%
Total Net Assets		100.0%

Aegis High Yield Fund
Schedule of Portfolio Investments
June 30, 2014
(Unaudited)

		Principal
		Amount	Value

Bank Loans – 5.3%
Apparel & Textile Products – 4.1%
Archroma Term Loan B 9.500%, 09/30/2018(2) (Acquired Various Dates, Cost $3,179,978)		$3,226,875	$3,279,312

Auto Parts & Equipment – 1.2%
Exide Technologies, Term Loan 9.000%, 11/10/2014(2) (Acquired 08/14/13, Cost $928,155)		930,748	940,055
Total Bank Loans (Cost $4,108,133)			4,219,367

		Shares

Common Stocks – 4.3%
Media – 0.9%
RDA Holding Co.(1)(6)		18,810	752,400

Mining – 2.2%
Amerigo Resources Ltd.(1)(4)	CAD	1,199,300	479,720
Jaguar Mining Inc.(1)		1,631,589	1,304,782
			1,784,502

Oil Companies – Exploration & Production – 0.3%
Woodbine Holdings LLC(1)(2)(6)		56,010	224,040

Real Estate Investment Trusts – 0.6%
CIM Commercial Trust Corp		21,744	470,975

Transportation – 0.3%
Globus Maritime Ltd.(1)		72,230	252,083
Total Common Stocks (Cost $5,850,588)			3,484,000

		Principal
		Amount

Convertible Bonds – 12.2%
Diversified Financial Services – 3.3%
Penson Worldwide, Inc., Sr. Unsec., 8.000%, 06/01/2014(2)(5)(6) (Acquired Various Dates, Cost $970,465)		$1,000,000	10,000

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund
Schedule of Portfolio Investments
June 30, 2014
(Unaudited)

		Principal
		Amount	Value
Diversified Financial Services – (continued)
Tower Group, International, Ltd., 5.000%, 09/15/2014		$3,000,000	$2,602,500
			2,612,500

Mining – 1.5%
Lake Shore Gold Corp., 6.250%, 09/30/2017(4)	CAD	1,362,000	1,238,124

Oil & Gas Services – 5.0%
Cal Dive International, Inc., Sr. Unsec., 5.000%, 07/15/2017		4,700,000	4,021,437

Oil Companies – Exploration & Production – 2.4%
Zaza Energy Corp., Sr. Unsec., 9.000%, 08/01/2017(2) (Acquired Various Dates, Cost $2,449,114)		2,500,000	1,889,063
Total Convertible Bonds (Cost $14,473,620)			9,761,124

Corporate Bonds – 67.6%
Agriculture – 6.6%
Alliance One International, Inc., 2nd Lien, 9.875%, 07/15/2021		4,000,000	4,100,000
Mriya Agro Holding PLC, 9.450%, 04/19/2018		1,500,000	1,207,500
			5,307,500

Auto Parts & Equipment – 2.5%
Exide Technologies, 1st Lien, 8.625%, 02/01/2018(5)		3,300,000	2,004,750

Biotechnology – 3.7%
Novasep Holding SAS, 8.000%, 12/15/2016(4)	EURO	3,000,000	2,970,000

Consumer Services – 2.6%
Cenveo Corp., 2nd Lien, 8.875%, 02/01/2018		2,000,000	2,102,040

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund
Schedule of Portfolio Investments
June 30, 2014
(Unaudited)

		Principal
		Amount	Value
Diversified Financial Services – 4.3%
Creditcorp, Sec., 12.000%, 07/15/2018(2) (Acquired Various Dates, Cost $1,997,677)		$2,000,000	$2,110,000
GFI Group, Inc. Sr. Unsec., 8.375%, 07/19/2018(3)		1,000,000	1,090,000
Penson Worldwide, Inc., Sec., 12.500%, 05/15/2017(2)(5)(6) (Acquired Various Dates, Cost $584,753)		915,000	267,912
			3,467,912

Engineering & Construction – 0.0%
Pfleiderer Finance BV, Company Guarantee, 7.125%, 02/14/2049(4)(5)	EURO	650,000	25,909

Food & Beverage – 2.5%
Southern States Cooperative, Inc., 10.000%, 08/15/2021(2) (Acquired Various Dates, Cost $2,000,000)		2,000,000	2,040,000

Information Technogy – 2.6%
Sitel LLC / Sitel Finance Corp., Sr. Unsec., 11.500%, 04/01/2018		1,000,000	990,000
Sitel LLC / Sitel Finance Corp., 1st Lien, 11.000%, 08/01/2017(2)		1,000,000	1,070,000
(Acquired 06/07/2012, Cost $983,657)			2,060,000

Machinery – Diversified – 2.5%
Tempel Steel Co., Sr. Sec.,12.000%, 08/15/2016(2) (Acquired Various Dates, Cost $1,968,443)		2,000,000	1,990,000

Manufactured Goods – 3.4%
Dispensing Dynamics International, Sec., 12.500%, 01/01/2018(2) (Acquired Various Dates, Cost $2,489,169)		2,500,000	2,750,000

Mining – 3.7%
Thompson Creek Metals Co., Inc., Company Guarantee, 7.375%, 06/01/2018		3,000,000	2,977,500

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund
Schedule of Portfolio Investments
June 30, 2014
(Unaudited)

		Principal
		Amount	Value
Oil & Gas Drilling – 6.7%
Deep Drilling 7 Pte. Ltd. and Deep Drilling 8 Pte. Ltd., Sec., 14.250%, 03/05/2015		$1,215,000	$1,293,975
PSOS Finance Ltd., Sec., 11.750%, 04/23/2018(6)		4,000,000	4,070,000
			5,363,975

Oil & Gas Services – 4.1%
Global Rig Co. ASA, Company Guarantee, 9.000%, 06/03/2019(6)		1,200,000	1,246,500
IronGate Energy Services LLC, Sec., 11.000%, 07/01/2018,(2) (Acquired 06/26/2013, Cost $1,970,500)		2,000,000	2,080,000
			3,326,500

Oil Companies – Exploration & Production – 9.2%
ATP Oil & Gas Corp., Sr. Sec., 11.875%, 05/01/2015(5)		1,250,000	19,531
Endeavour International Corp., 1st Lien, 12.000%, 03/01/2018		2,000,000	1,840,000
Lonestar Resources America, Inc., 8.750%, 04/15/2019,(2) (Acquired 04/01/2014, Cost $500,000)		500,000	507,500
New Gulf Resources LLC/NGR Finance Corp., 11.750%, 05/15/2019(2) (Acquired Various Dates, Cost $2,013,125)		2,000,000	2,020,000
RAAM Global Energy Co., Sec., 12.500%, 10/01/2015		2,000,000	1,930,000
Woodbine Holdings LLC, 2nd Lien, 12.000%, 05/15/2016		1,000,000	1,067,500
			7,384,531

Paper Products – 3.3%
Fortress Paper Ltd.,
6.500%, 12/31/2016 (4)	CAD	356,000	223,532
7.000%, 12/31/2019(4)	CAD	4,420,000	2,462,574
			2,686,106

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund
Schedule of Portfolio Investments
June 30, 2014
(Unaudited)

	Principal
	Amount	Value
Restaurants – 5.3%
Northland Resources AB, 11.000%, 04/07/2015(4)(6)	$1,234,526	$1,172,800
Ruby Tuesday, Inc., 7.625%, 05/15/2020	3,000,000	3,015,000
		4,187,800

Transportation – 4.6%
OSA Goliath Petroleum Ltd., Sec., 15.000%, 05/07/2015(6)	200,000	215,000
OSA Goliath Petroleum Ltd., Sec., 12.000%, 10/09/2018	3,000,000	3,450,000
		3,665,000
Total Corporate Bonds (Cost $51,532,439)		54,309,523

	Shares
Preferred Stocks – 3.5%
Oil Companies – Exploration & Production – 3.5%
Magnum Hunter Resources Corp. 8.000%	27,228	813,845
Magnum Hunter Resourses Corp. 10.250%	74,397	2,003,511
Total Preferred Stocks (Cost $2,236,150)		2,817,356

Total Investments – 92.9% (Cost $78,200,930)		74,591,370
Other Assets in Excess of Liabiliies – 7.1%		5,705,790
Net Assets – 100.0%		$80,297,160

(1)	Non–income producing securities.

(2)	144A – Represents a security sold under Rule 144A which is exempt from registration and may be resold to qualified institutional buyers under provisions of Rule 144A under the Securities Act of 1933, as amended.

(3)	Variable rate security; the rate shown is the effective yield as of 6/30/2014.

(4)	Foreign security denominated in U.S. Dollars.

(5)	Issue is in default or bankruptcy.

(6)	Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees.
CAD = Canadian Dollar
EURO = The European Currency

The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2014
(Unaudited)

		Shares	Value
Common Stocks – 93.3%
Consumer Discretionary – 9.8%
Auto Components – 1.0%
Superior Industries International, Inc.		131,593	$2,713,448

Hotels, Restaurants & Leisure – 3.7%
Bowl America, Inc. – Class A		9,481	146,955
Frisch’s Restaurants, Inc.		18,486	436,269
Luby’s, Inc.(1)		230,603	1,355,946
Ruby Tuesday, Inc.(1)		1,018,052	7,727,015
			9,666,185

Household Durables – 1.9%
Bassett Furniture Industries, Inc.		174,657	2,298,486
Emerson Radio Corp.(1)		415,886	740,277
Natuzzi S.p.A. – SP ADR(1)		373,265	959,291
Retail Holdings N.V.		57,305	1,075,042
			5,073,096

Media –0.1%
Ballantyne Strong Inc.(1)		60,293	252,025

Multiline Retail – 0.7%
ALCO Stores Inc.(1)(3)		231,978	1,767,672

Specialty Retail – 0.2%
Citi Trends Inc.(1)		28,754	617,061

Textiles, Apparel & Luxury Goods – 2.2%
Delta Apparel, Inc.(1)(3)		408,602	5,851,181
Total Consumer Discretionary			25,940,668

Consumer Staples – 4.7%
Food Products – 0.9%
Legumex Walker Inc.(1)		390,400	1,704,947
Thorntons PLC(1)(2)	GBP	370,303	674,282
			2,379,229

Tobacco – 3.8%
Alliance One International, Inc.(1)		4,059,152	10,147,880
Total Consumer Staples			12,527,109

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2014
(Unaudited)

		Shares	Value
Energy – 25.0%
Energy Equipment & Services – 10.8%
Cal Dive International, Inc(1)		3,318,846	$4,380,877
Hercules Offshore, Inc.(1)		1,451,900	5,836,638
Leader Energy Services Ltd.(1)(2)	CAD	409,933	19,209
McDermott International, Inc.(1)		1,089,561	8,814,548
Mitcham Industries, Inc.(1)		140,610	1,965,728
Patterson – UTI Energy, Inc.		220,759	7,713,319
			28,730,319

Oil, Gas & Consumable Fuels – 14.2%
Comstock Resources, Inc.		221,100	6,376,524
Endeavour International Corp.(1)		125,458	171,877
Energy XXI (Bermuda) Ltd.		93,167	2,201,536
Peabody Energy Corp.		483,800	7,910,130
Questerre Energy Corp. – Class A(1)(2)	CAD	1,593,800	1,882,000
WPX Energy Inc.(1)		760,646	18,187,046
ZaZa Energy Corp.(1)		1,189,943	1,047,150
			37,776,263
Total Energy			66,506,582

Financials – 10.3%
Capital Markets – 0.3%
U.S. Global Investors, Inc. – Class A		231,123	813,553

Commercial Banks – 0.0%
Citizens Bancshares Corp.		3,024	26,944

Diversified Financial Services – 0.9%
California First National Bancorp		167,096	2,452,969

Insurance – 4.8%
Aspen Insurance Holdings Ltd.		85,600	3,887,952
EGI Financial Holdings, Inc.(1)(2)	CAD	573,735	7,070,535
White Mountains Insurance Group Ltd.(2)		2,761	1,679,903
			12,638,390

Real Estate Investment Trusts (REITs) – 3.1%
BRT Realty Trust(1)		472,798	3,489,249
CommonWealth REIT		178,655	4,702,200
			8,191,449

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2014
(Unaudited)

		Shares	Value
Real Estate Management & Development – 1.1%
Public Service Properties Investments Ltd.(1)(3)		7,069,706	$2,964,263

Thrifts & Mortgage Finance – 0.1%
First Federal of Northern Michigan Bancorp, Inc.		35,640	217,404
Total Financials			27,304,972

Industrials – 12.7%
Aerospace & Defense – 1.9%
The Allied Defense Group, Inc.(1)(4)		1,599	192
Sypris Solutions, Inc.		888,627	4,958,539
			4,958,731

Airlines – 1.6%
Dart Group PLC(2)	GBP	36,450	128,503
JetBlue Airways Corp.(1)		393,176	4,265,960
			4,394,463

Commercial Services & Supplies – 0.2%
Versar, Inc.(1)		167,053	542,922

Construction & Engineering – 0.3%
Integrated Electrical Services, Inc.(1)		107,002	699,793

Machinery – 5.4%
Hardinge, Inc.		255,497	3,232,037
Tecumseh Products Co.(1)(3)		2,196,144	11,178,373
			14,410,410

Marine – 0.2%
Globus Maritime Ltd.(1)		151,964	530,354

Trading Companies & Distributors – 3.1%
Aircastle Ltd.		462,428	8,217,346
Total Industrials			33,754,019

Information Technology – 6.8%
Electronic Equipment, Instruments & Components – 3.0%
Frequency Electronics, Inc.(1)		174,383	2,146,655
Ingram Micro, Inc. – Class A (1)		99,400	2,903,474

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2014
(Unaudited)

		Shares	Value
Electronic Equipment, Instruments & Components – (continued)
Sanmina Corp.(1)		129,290	$2,945,226
			7,995,355

IT Services – 0.1%
StarTek, Inc.(1)		43,936	339,186

Semiconductor & Semiconductor Equipment – 3.7%
Photronics, Inc.(1)		1,143,753	9,836,276
Total Information Technology			18,170,817

Materials – 23.4%
Metals & Mining – 17.2%
Amerigo Resources Ltd.(1)(3)		8,906,800	3,562,720
AuRico Gold Inc.		1,055,378	4,495,910
Avino Silver & Gold Mines(1)(2)	CAD	1,535,641	3,501,261
Coeur Mining Corp.(1)		800,592	7,349,435
Dalradian Resources Inc.(1)(2)(3)	CAD	4,521,770	4,280,013
Geodrill Ltd.(1)(2)	CAD	93,300	71,699
Guyana Goldfields Inc.(1)		243,350	591,340
Lake Shore Gold Corp.(1)		2,951,966	2,701,049
McEwen Mining, Inc.(1)		331,544	954,847
Nevsun Resources Ltd.		1,965,995	7,372,481
Olympic Steel Inc.		103,685	2,566,204
Sulliden Gold Corp. Ltd.(1)(2)	CAD	1,946,932	2,517,938
Universal Stainless & Alloy Products Inc.(1)		179,902	5,843,217
			45,808,114

Paper & Forest Products – 6.2%
Mercer International, Inc.(1)		685,163	7,194,212
Resolute Forest Products Inc.(1)		545,957	9,161,158
			16,355,370
Total Materials			62,163,484

Utilities – 0.6%
Independent Power Producers & Energy Traders – 0.6%
Maxim Power Corp.(1)(2)	CAD	493,200	1,451,336
Total Utilities			1,451,336

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2014
(Unaudited)

		Shares	Value
Total Common Stocks (Cost $220,276,504)			$247,818,987

Warrants – 1.5%

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resourses, Corp., Exercise Price: $85.00, 04/15/2016(1)(4)		141,667	43,917
Total Energy			43,917

Financials – 1.4%
Insurance – 1.4%
American International Group, Inc., Exercise Price: $45.00, 01/19/2021(1)		135,279	3,598,421
Total Financial			3,598,421

Materials –0.1%
Metals & Mining – 0.1%
Avino Silver & Gold Mines, Exercise Price: $2.87, 02/25/2017,(1)(4)		311,922	149,722
Dalradian Resources Inc., Exercise Price: $0.90, 02/19/2015(1)(2)	CAD	500,000	99,574
Total Materials			249,296

Total Warrants (Cost $1,120,124)			3,891,634

Total Investments – 94.8% (Cost $221,396,628)			251,710,621
Other Assets in Excess of Liabiliies – 5.2%			13,821,076
Net Assets – 100.0%			$265,531,697

 The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Schedule of Portfolio Investments
June 30, 2014
(Unaudited)

(1)	Non-income producing securities.

(2)	Foreign security denominated in U.S. Dollars.

(3)	Affiliated Company – The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.

(4)	Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees.

CAD = Canadian Dollar
GBP = British Pound
ADR = American Depositary Receipt
PLC = Public Limited Company

The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund
Statement of Assets and Liabilities
June 30, 2014
(Unaudited)

Assets
Total investments in securities, at value (Cost $78,200,930)	$74,591,370
Cash denominated in foreign currency (Cost $155,968)	155,822
Cash	3,801,531
Interest and dividends receivable	1,679,432
Receivable for investment securities sold	12,390
Receivable for Fund shares sold	619,024
Prepaid assets	27,042
Total Assets	80,886,611
Liabilities
Payable for investment securities purchased	411,950
Payable to Investment Advisor	106,940
Payable for distribution fees	8,282
Other payables	62,279
Total Liabilities	589,451
Net Assets	$80,297,160
Net assets consist of:
Paid-in capital	85,328,559
Accumulated net investment loss	(579,315)
Accumulated net realized loss on investments and foreign currency transactions	(842,378)
Net unrealized depreciation on investments and foreign currency translations	(3,609,706)
Net Assets	$80,297,160
Class A Shares
Net Assets	$12,025,360
Authorized shares, unlimited, no par value
Outstanding Shares	1,350,627
Net asset value, redemption price** per share	$8.90	*
Maximum offering price per share, after sales load (96.25/100)	$9 25	***
Class I Shares
Net Assets	$68,271,800
Authorized shares, unlimited, no par value
Outstanding Shares	7,643,787
Net asset value, offering and redemption price** per share	$8.93	*

*	Shares redeemed within 180 days of purchase are charged a 2.00% redemption fee.
**	Value may be less than NAV due to redemption fee.
***	Reflects a maximum sales charge of 3.75%. A contingent deferred sales charge (CDSC) of 1.00% may be charged on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statement of Assets and Liabilities
June 30, 2014
(Unaudited)

Assets
Investments in unaffiliated securities, at value (Cost $186,335,212)	$222,106,399
Investments in affiliated securities*, at value (Cost $35,061,416)	29,604,222
Total investments in securities, at value (Cost $221,396,628)	$251,710,621
Cash	12,713,328
Receivable for investment securities sold	1,345,228
Receivable for Fund shares sold	136,221
Interest and dividends receivable	143,678
Prepaid assets	63,822
Total Assets	266,112,898
Liabilities
Payable for Fund shares redeemed	229,589
Payable to Investment Advisor	268,633
Payable for distribution fees	40
Other payables	82,939
Total Liabilities	581,201
Net Assets	$265,531,697
Net assets consist of:
Paid-in capital	208,673,261
Accumulated undistributed net investment loss	(1,360,707)
Accumulated net realized gain on investments and foreign currency transactions	27,905,150
Net unrealized appreciation on investments and foreign currency translations	30,313,993
Net Assets	$265,531,697
Class A Shares
Net Assets	$143,533
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	6,560
Net asset value, redemption price*** per share	$21.88	**
Maximum offering price per share, after sales load (96.25/100)	$22.73	****
Class I Shares
Net Assets	$265,388,164
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	12,123,901
Net asset value per share	$21.89	*

*	Please refer to Note 7 for additional details.
**	Shares redeemed within 180 days of purchase are charged a 2.00% redemption fee.
***	Value may be less than NAV due to redemption fee.
****	Reflects a maximum sales charge of 3.75%. A contingent deferred sales charge (CDSC) of 1.00% may be charged on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund
Statements of Operations
For The Six Months Ended June 30, 2014
(Unaudited)

Investment Income
Dividend income	$133,078
Interest income	3,127,074
Total Investment Income	3,260,152
Expenses
Investment advisory fees (Note 3)	336,106
Registration fees	37,998
Fund servicing fees	25,606
Transfer agent & custody fees	21,326
Printing and postage fees	15,992
Trustees & chief compliance officer fees	14,860
Distribution fees - Class A (Note 4)	14,419
Legal fees	10,917
Audit fees	7,957
Insurance fees	2,349
Miscellaneous fees	662
Gross expenses	488,192
Waiver of fees (Note 3)	(25,631)
Net Expenses	462,561
Net Investment Income	2,797,591
Realized and unrealized gain (loss) on investments and foreign currency translations:
Net realized loss from:
Investments	(60,855)
Foreign currency transactions	(35,071)
Net realized loss on investments and foreign currency transactions	(95,926)
Change in net unrealized appreciation/depreciation on:
Investments	1,140,364
Foreign currency translations	(146)
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	1,140,218
Net realized and unrealized gain on investments and foreign currency transactions	1,044,292
Net increase in net assets resulting from operations	$3,841,883

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Operations
For The Six Months Ended June 30, 2014
(Unaudited)

Investment Income
Dividends from unaffiliated companies #	$786,175
Total investment income	786,175
Expenses
Investment advisory fees (Note 3)	1,632,829
Fund servicing fees	124,790
Transfer agent & custody fees	89,426
Printing and postage fees	49,094
Registration fees	34,175
Legal fees	21,783
Trustees & chief compliance officer fees	19,997
Insurance fees	12,297
Audit fees	11,207
Distribution fees - Class A (Note 4)	40
Miscellaneous fees	2,454
Gross expenses	1,998,092
Waiver of fees (Note 3)	(6,295)
Net Expenses	1,991,797
Net Investment Loss	(1,205,622)
Realized and unrealized gain (loss) on investments and foreign currencies:
Net realized gain from:
Investments in unaffiliated companies	30,621,548
Net realized gain on investments and foreign currency translations	30,621,548
Change in net unrealized appreciation/depreciation on:
Investments in unaffiliated companies	(11,006,815)
Investments in affiliated companies (Note 7)	(11,314,587)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(22,321,402)
Net realized and unrealized gain on investments and foreign currencies	8,300,146
Net increase in net assets resulting from operations	$7,094,524

#	Net of foreign tax withholding of $45,805.

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(Unaudited)
Operations:
Net investment income	$2,797,591	$5,649,389
Net realized loss on investments and foreign currency transactions	(95,926)	(78,520)
Change in unrealized appreciation/depreciation on investments and foreign currency translations	1,140,218	(253,015)
Net increase in net assets resulting from operations	3,841,883	5,317,854
Distributions
Net investment income - Class A	(490,549)	(636,231)
Net investment income - Class I	(2,738,522)	(4,618,669)
Net decrease in net assets resulting from distributions paid	(3,229,071)	(5,254,900)
Capital share transactions*
Subscriptions - Class A	2,963,427	5,254,223
Subscriptions - Class I	13,633,897	24,588,826
Distributions reinvested - Class A	66,823	85,796
Distributions reinvested - Class I	2,426,411	4,012,283
Redemptions - Class A	(1,078,505)	(297,813)
Redemptions - Class I	(7,302,951)	(18,493,671)
Redemptions fees - Class A	500	1,156
Redemptions fees - Class I	14,788	84,523
Net increase in net assets resulting from capital share transactions	10,724,390	15,235,323
Total Increase in Net Assets	11,337,202	15,298,277
NET ASSETS
Beginning of period	68,959,958	53,661,681
End of period	$80,297,160	$68,959,958
Accumulated net investment loss at the end of the year	$(579,315)	$(147,835)

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
	(Unaudited)
*Share information - Class A
Subscriptions	331,932	588,637
Distributions reinvested	7,517	9,646
Redemptions	(120,789)	(33,354)
Net increase in shares	218,660	564,929
Beginning shares	1,131,967	567,038
Ending shares	1,350,627	1,131,967
*Share information - Class I
Subscriptions	1,523,441	2,752,280
Distributions reinvested	272,346	450,181
Redemptions	(817,254)	(2,067,684)
Net increase in shares	978,533	1,134,777
Beginning shares	6,665,254	5,530,477
Ending shares	7,643,787	6,665,254

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014	For the Four Months Ended December 31, 2013	For the Year Ended August 31, 2013
	(Unaudited)
Operations:
Net investment loss	$(1,205,622)	$(801,544)	$(186,394)
Net realized gain on investments and foreign currency translations	30,621,548	3,849,908	31,337,436
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(22,321,402)	17,004,384	33,481,291
Net increase in net assets resulting from operations	7,094,524	20,052,748	64,632,333
Distributions
Net investment income - Class I	—	(462,732)	(102,561)
Net realized gain on investments	—	(9,080,744)	—
Net decrease in net assets resulting from distributions paid	—	(9,543,476)	(102,561)
Capital share transactions*
Subscriptions - Class A	139,575	—	—
Subscriptions - Class I	20,428,949	30,768,550	136,026,434
Distributions Reinvested - Class I	—	9,100,226	97,823
Redemptions - Class I	(55,777,357)	(52,245,175)	(51,422,310)
Net increase (decrease) in net assets resulting from capital share transactions	(35,208,833)	(12,376,399)	84,701,947
Total Increase (Decrease)
in Net Assets	(28,114,309)	(1,867,127)	149,231,719
NET ASSETS
Beginning of period	293,646,006	295,513,133	146,281,414
End of period	$265,531,697	$293,646,006	$295,513,133
Accumulated undistributed net investment income/(distributions in excess of net investment income) at end of year	$(1,360,707)	$(155,106)	$(174,508)

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund
Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013	For the Year Ended August 31, 2013
	(Unaudited)
*Share information - Class A
Subscriptions	6,560	—	—
Net increase in shares	6,560	—	—
Ending shares	6,560	—	—
*Share information - Class I
Subscriptions	970,161	1,441,417	7,162,573
Distributions reinvested	—	433,964	6,042
Redemptions	(2,647,420)	(2,454,549)	(2,836,706)
Net increase (decrease) in shares	(1,677,259)	(579,168)	4,331,909
Beginning shares	13,801,160	14,380,328	10,048,419
Ending shares	12,123,901	13,801,160	14,380,328

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund - Class A
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period presented:

				For the Period
				from August 24, 2012
	For the Six		For the Year	(Commencement of
	Months Ended		Ended	Operations) to
	June 30, 2014		December 31, 2013	December 31, 2012
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$8.82		$8.79	$8.83
Income from investment operations:
Net investment income	0.68		1.33	0.23
Net realized and unrealized loss on investments and foreign currency transactions	(0.23)		(0.56)	(0.02)
Total from investment operations	0.45		0.77	0.21
Less distributions to shareholders from:
Net investment income	(0.37)		(0.74)	(0.25)
Net realized capital gains	—		—	—
Total Distributions	(0.37)		(0.74)	(0.25)
Redemption fees(1)	0.00		0.00	0.00
Net asset value, end of period	$8.90		$8.82	$8.79
Total investment return(2)	5.17	%(4)	9.06%	2.40	%(4)
Ratios (to average net assets)/Supplemental data:
Expenses after fee waiver	1.45	%(5)	1.45%	1.45	%(5)
Expenses before fee waiver	1.52	%(5)	1.57%	2.19	%(5)
Net investment income after fee waiver	7.28	%(5)	9.01%	7.70	%(5)
Net investment income before fee waiver	7.21	%(5)	8.89%	8.44	%(5)
Portfolio turnover(3)	15	%(4)	58%	23	%(4)
Net assets at end of period (000’s)	$12,025		$9,988	$4,985

(1)	Less than one cent per share.
(2)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is 1.27%, 5.11% and (1.44)%, respectively.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(4)	Not Annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

Aegis High Yield Fund - Class I
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period presented:

	For the Six
	Months Ended		Years Ended December 31,
	June 30, 2014		2013		2012		2011	2010	2009
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$8.85		$8.80		$9.05		$9.99	$10.19	$6.78
Income from investment operations:
Net investment income	0.69		1.52		0.83		0.75	0.79	0.73
Net realized and unrealized gain (loss) on investments foreign currency transactions	(0.23)		(0.71)		(0.28)		(0.85)	0.59	3.40
Total from investment operations	0.46		0.81		0.55		(0.10)	1.38	4.13
Less distributions to shareholders from:
Net investment income	(0.38)		(0.77)		(0.81)		(0.75)	(0.80)	(0.72)
Net realized capital gains	—		—		—		(0.12)	(0.79)	—
Total Distributions	(0.38)		(0.77)		(0.81)		(0.87)	(1.59)	(0.72)
Redemption fees	0.00	(2)	0.01		0.01		0.03	0.01	0.00 (2)
Net asset value, end of period	$8.93		$8.85		$8.80		$9.05	$9.99	$10.19 (2)
Total investment return	5.28	%(3)	9.54%		6.35%		-0.89%	14.22%	63.85%
Ratios (to average net assets)/Supplemental data:
Expenses after fee waiver	1.20	%(4)	1.20%		1.20%		1.20%	1.20%	1.20%
Expenses before fee waiver	1.27	%(4)	1.32%		1.52%		1.45%	1.90%	2.35%
Net investment income after fee waiver	7.53	%(4)	9.26%		8.84%		7.70%	7.64%	8.92%
Net investment income before fee waiver	7.46	%(4)	9.14%		9.16%		7.95%	8.34%	10.07%
Portfolio turnover	15	%(1)(3)	58	%(1)	23	%(1)	46%	123%	65%
Net assets at end of period (000’s)	$68,272		$58,972		$48,677		$40,252	$23,072	$18,064

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(2)	Less than one cent per share.
(3)	Not Annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund - Class A
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each year:

	For the Period from
	February 26, 2014
	(Commencement of
	Operations) to
	June 30, 2014
	(Unaudited)
Per Share Data
Net asset value, beginning of period	$21.23
Income from investment operations:
Net investment loss	(0.04)
Net realized and unrealized gain on investments and foreign currencies	0.69
Total from investment operations	0.65
Net asset value, end of period	$21.88
Total investment return(1)	2.77	%(3)
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement/recapture and fees paid	1.75	%(4)
Expenses before reimbursement/recapture and fees paid	1.82	%(4)
Net investment loss	(0.85	)%(4)
Portfolio turnover(2)	13	%(3)
Net assets at end of period (000’s)	$144

(1)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is (1.08)%.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)	Not Annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund - Class I
Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each year:

	For the		For the
	Six Months		Four Months
	Ended		Ended
	June 30,		December 31,		Years Ended August 31,
	2014		2013 (4)		2013		2012	2011		2010		2009
Per Share Data
Net asset value, beginning of period	$21.28		$20.55		$14.56		$13.16	$10.52		$8.99		$12.49
Income from investment operations:
Net investment loss	(0.09)		(0.06	)(1)	(0.02	)(1)	— (1)	(0.10	)(1)	(0.05	)(1)	0.05 (1)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.70		1.50		6.02		1.40	2.74		1.59		(3.05)
Total from investment operations	0.61		1.44		6.00		1.40	2.64		1.54		(3.00)
Less distributions to shareholders from:
Net investment income	—		(0.03)		(0.01)		—	—		(0.01)		(0.34)
Net realized capital gains	—		(0.68)		—		—	—		—		(0.16)
Total Distributions	—		(0.71)		(0.01)		—	—		(0.01)		(0.50)
Net asset value, end of period	$21.89		$21.28		$20.55		$14.56	$13.16		$10.52 $		8.99
Total investment return	2.87	%(2)	7.07	%(2)	41.23%		10.64%	25.10%		17.08%		(21.60)%
Ratios (to average net assets)/Supplemental data:
Expenses after reimbursement recapture and fees paid	1.43	%(3)	1.38	%(3)	1.43%		1.47%	1.48%		1.45%		1.50%
Expenses before reimbursement/recapture and fees paid	1.43	%(3)	1.38	%(3)	1.43%		1.47%	1.48%		1.43%		1.53%
Net investment income (loss)	(0.85	)%(3)	(0.79	)%(3)	(0.09)%		0.02%	(0.72)%		(0.50)%		0.25%
Portfolio turnover	13	%(2)	13	%(2)	35%		20%	29%		50%		31%
Net assets at end of period (000’s)	$265,388		$295,513		$295,513		$146,281	$152,097		$144,824		$124,146

(1)	Per share net investment income (loss) was calculated prior to tax adjustments, using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	On October 21, 2013, the Board of Directors approved the change in the fiscal year end to December 31st.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
June 30, 2014
(Unaudited)

1. The Organization

The Aegis Funds (comprised of the Aegis High Yield Fund and the Aegis Value Fund) (the “Funds”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end management investment company. The shares of the Aegis Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The Aegis High Yield Fund’s principal investment goal is to seek maximum total return with an emphasis on high current income by investing primarily in a portfolio of high-yield fixed-income securities, which include debt securities and preferred stocks.

The Aegis Value Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow. Refer to the current Prospectus for additional information about the Fund.

The Funds currently offers Class A and Class I shares. The Aegis High Yield Fund’s Class A shares commenced operations August 24, 2012. The Aegis High Yield Fund’s Class I commenced operations January 2, 2004. The Aegis Value Fund’s Class A shares commenced operations February 26, 2014. The Aegis Value Fund’s Class I commenced operations May 15, 1998. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class. The Aegis High Yield Fund’s Class A and Class I shares sold or exchanged within 180 days of purchase are subject to a redemption fee of 2.00% of the value of shares sold or exchanged. The Aegis High Yield Fund’s Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date. The Aegis Value Fund’s Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date.

2. Summary of Significant Accounting Policies

Security valuation. Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the

Notes to Financial Statements
June 30, 2014
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

●         Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Notes to Financial Statements
June 30, 2014
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

●          Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●         Level  3  –  significant  unobservable  inputs,  including  the  Fund’s  own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Corporate bonds and convertible bonds. Debt securities may be valued at mean prices supplied by the Fund’s pricing agents based on broker or dealer supplied valuation or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating and interest rate. If an independent pricing agent cannot price a particular debt security, the Advisor may obtain and use a price provided by an independent dealer who was the underwriter for the issuance or who makes a market in that security maturity. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Senior Loans. The Aegis High Yield Fund may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and

Notes to Financial Statements
June 30, 2014
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, such as the London Inter-bank Offered Rate (LIBOR), plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Borrowers generally will use proceeds from Senior Loans to finance leveraged buyouts, recapitalizations, mergers, acquisitions and stock repurchases and, to a lesser extent, to finance internal growth and for other corporate purposes. The Fund invests primarily in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk. The Fund will attempt to manage these risks through ongoing analysis and monitoring of Borrowers. Senior Loans in which the Fund invests may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Fund’s investments in Senior Loans will be more dependent on the analytical abilities of the Advisor than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisor will consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to significant contractual restrictions on resale and, therefore, will be illiquid.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2014:

Notes to Financial Statements
June 30, 2014
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Aegis High Yield Fund	Level 1	Level 2	Level 3	Total
Bank Loans*	$—	$4,219,367	$—	$4,219,367
Common Stock*
Media	—	—	752,400	752,400
Mining	1,784,502	—	—	1,784,502
Oil Companies – Exploration & Production	—	—	224,040	224,040
Real Estate Investment Trusts	470,975	—	—	470,975
Transportation	252,083	—	—	252,083
Convertible Bond*
Diversified Financial Services	—	2,602,500	10,000	2,612,500
Mining	—	1,238,124	—	1,238,124
Oil & Gas Services	—	4,021,437	—	4,021,437
Oil Companies – Exploration & Production	—	1,889,063	—	1,889,063
Corporate Bonds*
Agriculture	—	5,307,500	—	5,307,500
Auto Parts & Equipment	—	2,004,750	—	2,004,750
Biotechnology	—	2,970,000	—	2,970,000
Consumer Services	—	2,102,040	—	2,102,040
Diversified Financial Services	—	3,200,000	267,912	3,467,912
Engineering & Construction	—	25,909	—	25,909
Food & Beverage	—	2,040,000	—	2,040,000
Information Technology	—	2,060,000	—	2,060,000
Machinery – Diversified	—	1,990,000	—	1,990,000
Manufactured Goods	—	2,750,000	—	2,750,000
Mining	—	2,977,500	—	2,977,500
Oil & Gas Drilling	—	1,293,975	4,070,000	5,363,975
Oil & Gas Services	—	2,080,000	1,246,500	3,326,500
Oil Companies – Exploration & Production	—	7,384,531	—	7,384,531
Paper Products	—	2,686,106	—	2,686,106
Restaurants	—	3,015,000	1,172,800	4,187,800
Transportation	—	3,450,000	215,000	3,665,000
Preferred Stocks*	2,817,356	—	—	2,817,356
Total*	$5,324,916	$61,307,802	$7,958,652	$74,591,370

*     Please refer to the Schedule of Portfolio Investments to view securities segregated by industry type.

Notes to Financial Statements
June 30, 2014
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Aegis Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*
Consumer Discretionary	$24,172,996	$1,767,672	$—	$25,940,668
Consumer Staples	12,527,109	—	—	12,527,109
Energy	66,487,373	19,209	—	66,506,582
Financials	27,060,624	244,348	—	27,304,972
Industrials	33,625,324	128,503	192	33,754,019
Information Technology	18,170,817	—	—	18,170,817
Materials	62,091,785	71,699	—	62,163,484
Utilities	1,451,336	—	—	1,451,336
Warrants*
Energy	—	—	43,917	43,917
Financials	3,598,421	—	—	3,598,421
Materials	—	99,574	149,722	249,296
Total*	$249,185,785	$2,331,005	$193,831	$251,710,621

*      Please refer to the Schedule of Portfolio Investments to view securities segregated by industry type.

The following is a summary of quantitative information about significant unobservable valuation inputs for each Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of June 30, 2014:

	Fair Value
Aegis High Yield Fund	as of	Valuation	Unobservable
Investments	6/30/2014	Technique	Inputs	Price ($)
Global Rig Co. ASA, Company Guarantee, 9.000%, 06/03/2019	$1,246,500	Market Comparables	Broker Quotes, Comparables Pricing	$103.875

Northland Resources AB, 11.000%, 04/07/2015	$1,172,800	Market Comparables	Broker Quotes, Comparables Pricing	$95.000

OSA Goliath Petroleum Ltd., Sec., 15.000%, 05/07/2015	$215,000	Market Comparables	Broker Quotes, Comparables Pricing	$107.500

Penson Worldwide, Inc., Sr. Unsec., 8.000%, 06/01/2014	$10,000	Market Comparables	Broker Quotes, Comparables Pricing	$1.000

Notes to Financial Statements
June 30, 2014
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

	Fair Value
Aegis High Yield Fund	as of	Valuation	Unobservable
Investments	6/30/2014	Technique	Inputs	Price ($)
Penson Worldwide, Inc., Sec., 12.500%, 05/15/2017	$267,912	Market Comparables	Broker Quotes, Comparables Pricing	$29.280

PSOS Finance Ltd., Sec., 11.750%, 4/23/2018,	$4,070,000	Market Comparables	Broker Quotes, Comparables Pricing	$101.750

RDA Holding Co.	$752,400	Market Comparables	Broker Quotes, Comparables Pricing	$40.000

Woodbine Holdings LLC	$224,040	Market Comparables	Broker Quotes, Comparables Pricing	$4.000

	Fair Value
Aegis Value Fund	as of	Valuation	Unobservable
Investments	6/30/2014	Technique	Inputs	Price ($)
The Allied Defense Group, Inc.	$192	Fair Valuation by Advisor	Comparables Pricing, Company Financial Statements	$0.120

Avino Silver & Gold Mines, Exercise Price: $2.87, 02/25/2017	$149,722	Fair Valuation by Advisor	Pricing Model	$0.480

Magnum Hunter Resourses, Corp., Exercise Price: $85.00, 04/15/2016	$43,917	Fair Valuation by Advisor	Pricing Model	$0.310

The following is a reconciliation of each Funds Level 3 assets for which significant unobservable  inputs  were  used  to  determine  fair  value  for  the  period  ended June 30, 2014:

Notes to Financial Statements
June 30, 2014
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

Aegis High Yield Fund	Investments in
Securities
Fair Value Measurement Using Significant	Period Ended
Unobservable Inputs (Level 3)	June 30, 2014
Fair Value as of 12/31/13	$1,343,431
Total unrealized gain included in earnings	2,494,695
Total unrealized loss included in earnings	(528,616)
Purchase	1,382,331
Transfer into Level 3	3,286,342
Transfer out of Level 3	(19,531)
Fair Value as of 6/30/14	$7,958,652
The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$1,966,079

Aegis Value Fund	Investments in
Securities
Fair Value Measurement Using Significant	Period Ended
Unobservable Inputs (Level 3)	June 30, 2014
Beginning Balance as of 12/31/13	$308,964
Unrealized gain included in earnings	64
Unrealized losses included in earnings	(377,211)
Purchase	262,014
Ending Balance as of 6/30/14	$193,831
The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$(377,147)

During the six months ended June 30, 2014, there were the following transfers between Level 1, Level 2 and Level 3 for each Fund.

	Transfers	Market Value
Aegis High Yield Fund	Level 2 to Level 1	$813,845
Aegis High Yield Fund	Level 2 to Level 3	$3,286,342
Aegis High Yield Fund	Level 3 to Level 2	$19,531
Aegis Value Fund	Level 1 to Level 2	$2,204,487

The transfers from Level 1 to Level 2 were due to certain securities switching from a direct quote in an active market to an evaluated price obtained from the pricing vendor.

Notes to Financial Statements
June 30, 2014
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

The transfers from Level 2 to Level 3 were due to a change to a fair valued price based on a broker quote, in accordance with the policies and procedures approved by the Board of Trustees from an evaluated price obtained from the pricing vendor.

The transfers from Level 3 to Level 2 were due to a change from a fair valued price based on a broker quote, in accordance with the policies and procedures approved by the Board of Trustees to an evaluated price obtained from the pricing vendor.

Each Fund recognizes transfers between levels of the hierarchy as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Funds may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference

Notes to Financial Statements
June 30, 2014
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to Funds shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made monthly for the Aegis High Yield Fund and at least annually for the Aegis Value Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fee. To discourage frequent short-term trading in Fund shares, the Aegis High Yield Fund imposes a redemption fee on redemptions, including exchanges for shares of other Aegis Funds. If you purchase shares of the Fund you will be charged a 2.00% fee for any redemption of those shares made within 180 days of the purchase. The 180-day period begins on the purchase date and ends 180 days from that date.

The fee will be assessed and retained by the Aegis High Yield Fund for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-

Notes to Financial Statements
June 30, 2014
(Unaudited)

2. Summary of Significant Accounting Policies – (continued)

in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis).

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Each Fund’s class-specific expense is charged to the operations of that class of shares. Income and Expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Indemnifications. In the normal course of business, the Fund enter into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Significant Concentrations. The Aegis Value Fund maintains a demand deposit in excess of FDIC Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

3. Advisory Fees and Other Transactions with Affiliates

Each Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 0.90% of the Aegis High Yield Fund’s average daily net assets and at an annual rate of 1.20% of the Aegis Value Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2014 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Funds on sixty (60) days’ written notice or by the Advisor on ninety

Notes to Financial Statements
June 30, 2014
(Unaudited)

3. Advisory Fees and Other Transactions with Affiliates – (continued)

(90) days’ written notice. Each Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2015, that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.45% for Aegis High Yield Fund – Class A, 1.20% for Aegis High Yield Fund – Class I, 1.75% for Aegis Value Fund – Class A and 1.50% for Aegis Value Fund – Class I, of the Fund’s average daily net assets. During the six months ended June 30, 2014, the Advisor waived fees in the amount of $25,631 and $6,295 for the Aegis High Yield Fund and the Aegis Value Fund, respectively.

Each Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.45% for Aegis High Yield Fund – Class A, 1.20% for Aegis High Yield Fund – Class I, 1.75% for Aegis Value Fund – Class A and 1.50% for Aegis Value Fund – Class I and the repayment is made within three years after the year in which the Advisor incurred the expense. As of June 30, 2014, there was $345,433 of fees available to be recovered no later than December 31, 2016, of which, $92,399, $148,860, $78,543 and $25,631 are recoverable through December 31, 2014, 2015, 2016 and 2017, respectively for the Aegis High Yield Fund. As of June 30, 2014, there was $6,295 of fees available to be recovered no later than December 31, 2017 for the Aegis Value Fund.

Certain officers and Trustees of the Funds are also officers of the Advisor. Each Fund pays each Trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for each Fund and $500 for each attended committee meeting for each Fund. In addition, each Fund pays the chief compliance officer a yearly amount of $20,000 paid on a quarterly basis.

4. Distribution and Service Plan

Each Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b- 1 under the 1940 Act for its Class A Shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, each Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Advisor, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.25% of its Class A shares average daily net assets on an annual basis. The distribution fees

Notes to Financial Statements
June 30, 2014
(Unaudited)

4. Distribution and Service Plan – (continued)

are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Aegis High Yield Fund and the Aegis Value Fund incurred $14,419 and $40, respectively in expenses pursuant to the 12b-1 Plan for the six months ended June 30, 2014.

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for each Fund are presented below for the six months ended June 30, 2014. There were no purchases or sales of U.S. Government securities during the year.

	Purchases	Sales
Aegis High Yield Fund	$27,527,025	$10,053,987
Aegis Value Fund	$33,968,778	$68,022,569

6. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2013, gross unrealized appreciation and depreciation of investments owned by each Fund, based on cost for federal income tax purposes were as follows:

	Aegis High	Aegis
	Yield Fund	Value Fund
Tax cost of investments	$64,297,189	$229,373,213
Unrealized appreciation	$3,130,397	$74,301,172
Unrealized depreciation	$(7,413,031)	$(21,848,486)
Net unrealized appreciation /(depreciation)	$(4,282,634)	$52,452,686

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Notes to Financial Statements
June 30, 2014
(Unaudited)

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	Aegis High	Aegis
	Yield Fund	Value Fund
Undistributed ordinary income	$—	$—
Undistributed long term gain	$—	$—
Distributable earnings	$—	$—
Other accumulated losses	$(1,361,682)	$(2,688,795)
Unrealized appreciation on investments	$(4,282,529)	$52,452,686
Total accumulated earnings (loss)	$(5,644,211)	$49,763,891

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales, and PFIC mark to market adjustments.

As of December 31, 2013, the Aegis High Yield Fund had the following capital loss carryover and expirations. To the extent that each Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards in the character noted below.

	Long Term Amount	Short Term Amount	Expiration
Aegis High Yield Fund	$926,690	$282,006	Indefinite

At December 31, 2013, each Fund deferred, on a tax basis, qualified late year losses, consisting of ordinary late year losses and post-October capital losses, as follows:

	Late Year	Post October
	Loss	Capital Loss
Aegis High Yield Fund	$70,808	$82,178
Aegis Value Fund	$98,440	$2,590,355

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the period ended December 31, 2013. The reclassifications were primarily a result of the differing book/tax treatment of distributions from real estate investment trusts and income from passive foreign investment companies and had no impact on the net assets of the Fund.

Notes to Financial Statements
June 30, 2014
(Unaudited)

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

The tax components of dividends paid during the year ended December 31, 2013 and the six months ended June 30, 2014 were as follows:

	Year Ended December 31, 2013		Period Ended June 30, 2014
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Aegis High Yield Fund	$5,254,900	$—	$3,229,071	$—
Aegis Value Fund	$3,355,791	$6,187,685	$—	$—

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits as interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file a U.S. Federal Income and excise tax return, as required. The Funds’ Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements
June 30, 2014
(Unaudited)

7. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of June 30, 2014 amounted to $29,604,221, representing 11.15% of net assets. A summary of affiliated transactions for the six months ended June 30, 2014 is as follows:

Aegis Value Fund

					Public
					Service
		Amerigo		Delta	Properties	Tecumseh
	ALCO	Resources	Dalradian	Apparel	Investments	Products
	Stores Inc.	Ltd.	Resources**	Inc	Ltd.	Co.***	Total
December 31, 2013
Balance
Shares	231,978	8,906,800	3,521,770	408,602	—	1,420,620	—
Cost	$2,113,477	$6,309,422	$2,657,716	$2,645,255	$—	$12,873,522	$26,599,392
Market Value	$2,157,395	$3,295,516	$2,155,002	$6,938,062	$—	$12,685,671	$27,231,646
Gross Additions
Shares	—	—	1,000,000	—	7,069,706	887,562	—
Cost	$—	$—	$617,615	$—	$2,941,068	$6,605,483	$10,164,166
Gross Deductions
Shares	—	—	—	—	—	(112,038)	—
Cost	$—	$—	$—	$—	$—	$(1,702,142)	$(1,702,142)
Proceeds	$—	$—	$—	$—	$—	$824,042	$824,042
June 30, 2014
Balance
Shares	231,978	8,906,800	4,521,770	408,602	7,069,706	2,196,144	—
Cost	$2,113,477	$6,309,422	$3,275,331	$2,645,255	$2,941,068	$17,776,863	$35,061,416
Market Value	$1,767,672	$3,562,720	$4,280,013	$5,851,181	$2,964,263	$11,178,373	$29,604,222
Realized gain (loss)	$—	$—	$—	$—	$—	$(878,100)	$(878,100)
Investment income	$—	$—	$—	$—	$—	$—	$—

*	As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

**	Dalradian Resources was not affiliated as of 12/31/2013

***	As a result of a recapitalization process, each outstanding shares of Class A shares and Class B shares of Tecumseh Products Co. was reclassified into one Common Share of Tecumseh Products Co. on 5/2/2014. There were no changes to the shareholder’s equity.

Notes to Financial Statements
June 30, 2014
(Unaudited)

8. Result of Special Meetings of Shareholder

At  a  Special  Meeting  of  Shareholders  of  the Aegis  Value  Fund,  Inc.  held  on February 20, 2014, shareholders approved the following proposal:

An Agreement and Plan of Reorganization providing for the sale of all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, the Aegis Value Fund, a newly-created series of The Aegis Funds, in exchange for the Class I shares of the Aegis Value Fund, which would be distributed pro rata by the Fund to the holders of Fund shares.

Voting results:

	Shares	% out of	% out of Shares
	Voted	Shares Voted	Outstanding
For	5,280,906	75.16%	38.36%
Against	1,457,474	20.74%	10.59%
Abstain	288,265	4.10%	2.09%
Total Shares Voted	7,026,645	100.00%	51.04%
Total Shares Voted by Proxy	7,026,645

Total Outstanding Shares (Record Date January 3, 2014)	13,766,389

Quorum	6,883,195

9. Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the six months ended June 30, 2014, events and transactions subsequent to June 30, 2014 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Funds voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Funds’ proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Funds have adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Funds toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Funds holdings for the second and fourth quarters of each fiscal year are contained in the Funds’ semi-annual and annual shareholder reports, respectively. The Funds file complete schedules of the Funds holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Form N-Q are available without charge, upon request, by contacting the Funds at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Basis for the Board’s Approval of Advisory Agreement

At a meeting held on February 10, 2014, the Board considered and approved the advisory agreement (the “Agreement”) between the Aegis High Yield Fund (“Fund”) and Aegis Financial Corporation (“AFC”). The Board based its approval of the Agreement on its review of information provided by AFC. Such information included information provided by AFC in response to a request for information made pursuant to Section 15(c) of the 1940 Act (the “Section 15(c) Information”).

In its deliberations on the Agreement, the Board considered the Section 15(c) Information provided to it by AFC and contained in the Board materials. The Board did not identify any particular aspect of the Section 15(c) Information that was all important or controlling, and evaluated all information available to it. The Board

Other Information
(Unaudited)

concluded that the terms of the Agreement are appropriate, that the fees to be paid by the Fund are reasonable in light of the services to be provided to the Fund and that the Agreement should be renewed. In approving the renewal of the Agreement, the Board, including the Independent Trustees, considered and reached the following conclusions with respect to the following factors.

A. Nature, Extent and Quality of Services Provided by AFC

The Board reviewed and considered the scope of services provided (or to be provided) by AFC to the Fund as well as the nature and quality of the services provided (or to be provided) by AFC to the Fund. The Board evaluated information concerning AFC’s discretionary investment advisory services and AFC’s compliance policies and procedures, including its trade allocation and brokerage allocation procedures. The Board considered information regarding AFC’s resources and compensation arrangements, including its in-house research capabilities and recent changes to personnel, and AFC’s future plans for the Fund. On the basis of these and other factors, the Trustees determined that the scope and nature and quality of the services provided (or to be provided) by AFC were consistent with its duties under the Agreement and appropriate and consistent with the investment program of the Fund, and concluded that the nature and quality of services provided (or to be provided) by AFC to the Fund were appropriate.

B. The Investment Performance of the Fund and AFC

In connection with its review, the Trustees reviewed information prepared by AFC and USBFS comparing the Fund’s performance with the performance of its benchmark and the performance of comparable funds. The Trustees considered that some of the information provided to them was derived from information made available by Morningstar (an independent research service) and some of the information was derived from information provided by the Fund’s administrator (i.e., information regarding the performance of the Fund for the recent 1-month period ended January 31, 2014 and the 1-year, 3-year, 5-year and 10-year and since inception periods ended January 31, 2014).

The Trustees noted that during the most recent 1-year period ended December 31, 2013, the Aegis High Yield Fund – Class A (without load) had a quarterly return of 1.09%, the Aegis High Yield Fund – Class A (with load) had a quarterly return of (2.73)% and the Aegis High Yield Fund – Class I had a quarterly return of 1.37%, in contrast to the Fund’s benchmark, the Barclays Capital High Yield Index, which had a 3.58% return during the calendar quarter ended December 31, 2013. They noted that the Fund did not beat the benchmark and considered information discussed with them concerning this performance. They also compared the annualized 1-year, 3-year and 5-year

Other Information
(Unaudited)

performance for Aegis High Yield Fund – Class I against the annualized performance of the Barclays Capital High Yield Index performance for the same periods ended December 31, 2013, noting that the Class I shares returned 9.54%, 4.91%, and 16.66% for those periods while the Barclays Capital High Yield Index returned 7.44%, 9.32%, and 18.93% during the same periods. They considered information about the Fund’s performance for the 1-year and since inception periods for the Aegis High Yield Fund – Class A shares, Class A (without load), which had returns of 9.06% and 8.50%, and Class A (with load) had returns of 5.11% and 5.51%, respectively, against the Barclays Capital High Yield Index of 7.44% and 9.30% for the same periods. The Board also considered information comparing the performance of the Aegis High Yield Fund with the performance of more than 500 U.S. high-yield bond funds.

Based on the Fund’s comparative performance information presented at the Meeting, the Board concluded that the Fund’s performance was satisfactory.

C. AFC Profitability

The Trustees reviewed AFC’s profitability estimates. They considered information provided by AFC with respect to (i) the profitability of managing the Fund to the Adviser, (ii) expenses reimbursed by the Adviser under the Fund’s Expense Limitation Agreement, and (iii) other benefits accruing to AFC as a result of its relationship with the Fund, including the fact that the Fund’s public performance record may at times attract inquiries regarding AFC’s advisory services and may result in the acquisition of new advisory clients.

The Trustees determined that the Adviser’s profitability and other benefits to the Adviser from providing advisory services to the Fund are reasonable and would not preclude them from approving the renewal of the Agreement.

D. Economies of Scale

The Trustees reviewed information regarding economies of scale or other efficiencies resulting from increases, if any, in the Funds’ asset levels and whether existing fees might require adjustment or breakpoints. The Trustees noted that, from December 2012 to December 2013, the assets of the Aegis High Yield Fund increased from $53.2 million to $68.6 million.

The Trustees determined that the Fund will have to show substantial growth in assets before any significant economies of scale can be achieved and that under the current circumstances  changes  to  the  advisory  fee  arrangements  were  not  warranted  at this time.

Other Information
(Unaudited)

E. Comparisons of the Services to be Rendered and Fee Amounts

The Trustees reviewed the fees paid to (or to be paid to) AFC and the Fund’s overall expense ratio and considered whether the fees were reasonable in light of the services provided and the fees charged by other advisers to peer group funds. In evaluating the Fund’s advisory fees, the Trustees took into account the demands, complexity and quality of the investment management of the Fund and the Adviser’s commitments to continue the existing expense limitation agreements through at least the annual update periods ending on April 30, 2015. They noted that it is not anticipated that the research process, portfolio composition methodology or general investment strategy will materially change during the coming year.

The Trustees considered that the Aegis High Yield Fund paid an advisory fee of 0.90% of average daily net assets during 2013 and that other expenses for Class I shares were capped at 0.30%, for a total net expense ratio of 1.20%. They considered information reflecting that the Class I actual gross expenses for 1-year ending December 31, 2013 were approximately 1.32%, and for 2012 were 1.52% of average daily net assets. They considered information reflecting that other expenses for Class A shares were capped at 0.55%, for a total net expense ratio of 1.45%. They considered information showing that the Class A actual gross expenses for 1-year ending December 31, 2013 were approximately 1.57% and for 2012 were 2.19%. They noted that the expenses above the caps are being paid by AFC under the expense limitation agreement between the Fund and AFC.

The Trustees considered information showing that the peer group median gross expense ratio of the 678 high yield bond funds currently tracked by Morningstar is 1.34% and that the peer group median net expense ratio of the 678 high yield bond funds is 1.11%. They reviewed information showing that the median management fee percentage of the 726 high yield bond funds currently tracked by Morningstar is 0.58%, with the average median size of the funds being $445.1 million. They also considered peer fund information prepared by the Fund’s administrator showing the range of net expense ratios (less 12b-1) for the category of between 0.42% and 1.75% and the range of advisory fees for the category of between 0.11% and 1.10%.

The Trustees considered expense ratio and management fee information for the comparable funds to which they had compared the Fund’s performance. They also considered information concerning the fees charged by the Adviser to its managed accounts and the strategies employed for those accounts. They also considered the differences between the services provided to those accounts by the Adviser and the services provided to the Fund by the Adviser.

Other Information
(Unaudited)

The Trustees concluded that the Fund’s advisory fee was reasonable in light of the quality and nature of the services provided by AFC and that the Fund’s overall expense ratio was reasonable.

AEGIS FUNDS PRIVACY NOTICE
(This information is not part of the Report)

The Aegis Funds consider protecting the confidentiality of nonpublic personal information of our shareholders to be of the utmost importance. This privacy notice describes the information that we may collect, when we may disclose that information, and how we maintain the security and confidentiality of your nonpublic personal information.

Information We Collect

The Aegis Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. We collect certain information to protect your account, to ensure accuracy in reporting and recordkeeping, and to identify you when we conduct transactions for you. The information is also used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions. We collect nonpublic personal information about you from the following sources:

●	Your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and

●	Your transactions with us (examples include account activity and balances).

Information We Disclose

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you under agreements with our service providers in order for our service providers to provide shareholder services and administer the funds, to process transactions, or to manage accounts for you. We share only information about our recordkeeping or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances. We do not sell your nonpublic personal information. The Aegis Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In all cases, your information is strictly protected. Each agreement requires that service providers keep the personal nonpublic information strictly confidential and use it only for the purpose for which it was intended.

Former Shareholders

The personal nonpublic information of former shareholders is treated in the same manner as the information of current shareholders.

Confidentiality and Security

The Aegis Funds restrict access to your nonpublic personal information to those individuals who need to know the information in order to provide product and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We recommend that you carefully protect your personal information and not provide your account name or number to anyone for any reason. If you choose to provide this information to a third party, you do so at your own risk.

The Aegis Funds
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Phone: (800) 528-3780
www.aegisvaluefund.com

Board of Trustees
Scott L. Barbee
David A. Giannini
Eskander Matta
V. Scott Soler

Officers
Scott L. Barbee, President
Sarah Q. Zhang, Treasurer/Secretary/
Chief Compliance Officer

Investment Advisor
Aegis Financial Corporation
6862 Elm Street, Suite 830,
McLean, VA 22101

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Administrator, Transfer Agent and Fund
Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting
Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, Pennsylvania 19103

Counsel
Seward & Kissel, LLP
901 K Street N.W.
Washington DC 20001

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed March 6, 2008

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By  /s/ Scott L. Barbee
       Scott L. Barbee, President

Date  September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Scott L. Barbee
       Scott L. Barbee, President

Date  September 5, 2014

By  /s/ Sarah Q. Zhang
       Sarah Q. Zhang, Treasurer

Date  September 5, 2014